Exhibit 99.1
Edgewater - San Francisco, CA Residences at The Domain - Austin, TX Delancey at Shirlington - Arlington, VA 989 Elements & Elements Too - Bellevue, WA Island Square - Mercer Island, WA NAREIT - November 2009

2 UDR Overview National portfolio of high quality, well leased multifamily assets Concentrated in markets with low single- family home affordability and job growth ahead of national average 45,249 homes in 162 communities Average age: 16 years YTD average monthly income per home: $1,157 compared to national average of $917 95% occupancy in October 2009 YTD Same store NOI decline of 1.0% through Q3 2009 vs. sector average of negative 3.5% Percents indicate contribution of 2009 total net operating income Leading Multifamily REIT NYSE: UDR 37 year track record S&P 400 Enterprise Value $6 Billion

Why UDR? Strategically Positioned in Markets with Low Single-Family Home Affordability Cycle-tested operating excellence Industry leading technology platform Transformational redevelopment capability Strong and flexible balance sheet Positively levered to the economic recovery 3 Coronado at Newport North, Newport Beach, CA The Vintage lofts, Tampa, FL

4 Consistent Execution of Core Strategy; Focused on Continued Success in Current Challenging Environment Primary Objectives Focus on markets with strong fundamentals Above average job growth Low home affordability Recent Achievements / Current Focus Completed six year repositioning initiative totaling $8B in 2008 Established $450 million Joint Venture with the Kuwait Finance House to purchase "A" quality assets in markets with high barriers to entry Completed redevelopment of 2,572 homes at a cost of $124M and new development of 2,236 homes at a cost of $375M (93% - 97% occupancy and performing in-line with budgets) Currently 2,232 homes under development at a cost of $431M with 100% to be delivered by 3Q 2010 Strategy 2 Transform Operations 1 Strengthen Our Portfolio Intense focus on property-level operations Improve efficiency and effectiveness Continued execution of technology initiatives Superior operating performance in 2008 and YTD 2009 Industry leading technology platform Continued focus on delivering high-quality product to customers Raised over $1 billion of capital from a variety of capital sources Reduced dividend to retain $79M annually Repurchased $279M of unsecured debt at a discount of 12% Closed $200M secured debt with Fannie Mae at a blended rate of 5.28% for 10 years, the proceeds were used to prepay substantially all of the 2010 secured debt Preserve strong liquidity position Fortify balance sheet with debt reduction, debt laddering and asset sales Maintain investment grade rating 3 Source Low Cost Capital

5 Strategically Located in Low Home Affordability Markets Home Affordability Comparison Low home affordability provides room to grow rent Portfolio weighted average rental income and fees is 22% below the average monthly mortgage payment for our markets House prices could fall by 25% or interest rates could decrease by 3.1% before the gap disappears Orange County - 16% Metro DC - 10% SF Bay Area - 9% Tampa - 6% Richmond - 6% Baltimore - 6% Orlando - 5% LA County - 5% Monterey Peninsula- 5% Seattle - 4% San Diego County - 4% Other Markets - 24% UDR's Total Income per Occupied Home 1417 1405 1808 848 968 1185 858 1500 1031 1092 1281 900 Monthly Payment for Entry-Level Home 877 219 1291 40 237 303 60 56 47 655 402 106 Assumptions: Monthly payment is calculate using a 30-year fixed rate of 5.1% with a 5% down payment and includes 0.5% for mortgage Insurance, 0.3% for homeowner's insurance, fixed estimation of utility expense, and recent property tax rate for each market and excludes "other ownership expenses", such as: repairs and maintenance, lawn care, pest control, other capital expenditures, etc. Entry level home price is estimated at 70% of median home price.

6 Operational Excellence Continued YTD Outperformance Versus Peer Group Q107 Q207 Q307 Q407 Q108 Q208 Q308 Q408 Q109 Q209 Q309 UDR Revenue Growth 0.046 0.053 0.052 0.047 0.05 0.044 0.034 0.018 0.004 -0.009 -0.03 Peer Revenue Growth 0.054 0.051 0.043 0.041 0.038 0.033 0.029 0.019 -0.002 -0.022 -0.038 Q107 Q207 Q307 Q407 Q108 Q208 Q308 Q408 Q109 Q209 Q309 UDR NOI Growth 0.069 0.065 0.085 0.08 0.077 0.071 0.019 -0.004 0.019 -0.01 -0.037 Peer NOI Growth 0.067 0.058 0.057 0.052 0.044 0.045 0.028 0.019 -0.009 -0.038 -0.06 Occupancy Increased 50bps to 95.4% Operating Margin Maintained operating margin in excess of 67% for 10 of the last 11 quarters Total Revenue Per occupied home = $1,157 Held revenue decline to only 1.3% vs. peer average decline of 2.1% Expenses Reduced by 1.7% vs. peer average increase of 0.6% Bottom Line NOI Down 1.0% vs. peer average decline of 3.5%

7 Levering Technology to Enhance Business Model Increase Channels of Distribution Social media: Facebook, Twitter, Flickr, YouTube Mobile user (iPhone, Android, and PalmPre) Apartment search and augmented reality apps Spanish language website Quick response 2D bar code Top rated website Achieved 1 million organic search engine visitors, up 27% year-over-year Our Customers are Consumers

8 Levering Technology to Enhance Business Model Leads to expanded operating margins Creates value when acquiring communities from inferior operators with lower margins Allows for improved community staffing to better meet customer demands Multi-site sales teams Customer kiosks 24 - 7 "office hours" Improves customer satisfaction and retention Easier to find UDR on the Internet (65% of leases are currently sourced via the internet) Simpler to do business with us (26% of work orders are currently entered through resident portal) Improves cash management (53% of payments now received via ACH) Technology is an Enabler Customer Touchpoints

9 Early Adopter of Technology Solutions... And UDR Residents Want a Solution Providing a cost effective platform to manage the needs of our existing and future residents. January February March April May June July August September East 0.029 0.0701 0.1531 0.2302 0.3308 0.3834 0.4228 0.4684 0.5264 2007 2008 2009 Annualized East 0.4 0.497 0.61 2005 2006 2007 2008 2009 Annualized East 149.01 131.67 117.53 99.66 85.99 February March April May June July August September East 0.17 0.24 0.38 0.49 0.55 0.63 0.71 0.78 Percentage of Residents Paying via ACH Percentage of Move Ins Initiated via the Internet Number of Residents Using UDR Resident Portal Marketing and Advertising Expense per Home

We have created value through redeveloping 4,108 homes, with incremental investment of $173M Transformational Redevelopment Capability Targeting "Forever Great" and Emerging Locations Positive neighborhood trends Proximity to quality employment Convenient to retail, recreation, and transportation hubs Markets with high barriers to entry Good site exposure and access Revenue Generating Impact Potential Opportunities to improve unit mix, and unit layouts to improve functionality and volume Dated exterior appearance that can be improved Missing amenities or upgrades that can be added Outdated leasing facilities that can be updated or replaced Capturing excess density Market Upside Potential Adequate rent gap to justify investment in improvements Capacity to increase rents while remaining below new product levels Potential to improve resident profile Adopting Green Components Where Possible 10 Before After Gayton Pointe Townhomes, Richmond, VA Gayton Pointe Townhomes, Richmond, VA

Development $370 Million of Projects in Process Meaningfully contributes to NOI in 2H 2010 and 2011 Applying for LEED certifications on 6 developments in process ranging from silver to first platinum rating for a multifamily project No new development starts until market conditions improve Will continue to research and evaluate sites that reinforce our low home affordability market strategy 11 Belmont, Dallas, TX Stadium Village, Phoenix, AZ

12 Access to Multiple Sources of Capital And the Option of: Untapped liquidity from $213M unencumbered NOI that has a cost basis of $3.2B Access to secured debt from Fannie Mae and Freddie Mac Asset sales Equity issuance Recent Initiatives $450M joint venture with Kuwait Finance House $37 million bond tender resulting in savings of $15 to $17M in future interest expense Closed $200M secured debt with Fannie Mae at a blended rate of 5.28% for 10 years, the proceeds were used to prepay substantially all of the 2010 secured debt Initiated At the Market Equity Program and during the third quarter of 2009 sold 2.3M shares for gross proceeds of $33M

13 Balance Sheet Liquidity in Excess of Needs Through 2011 Total Cash and Credit Capacity $1,029.5M $1,029.5M 2009 Debt Maturities -M -M 2010 Debt Maturities 2010 Debt Maturities (357.5)r 2011 Debt Maturities 2011 Debt Maturities (536.1)r 2009 and 2010 Construction Funding 2009 and 2010 Construction Funding (96.5)r Remaining Cash and Credit Capacity Remaining Cash and Credit Capacity $39.3M Financial Profile The Whitmore, Arlington, VA The Kennedy Building, Seattle, WA Existing debt totals $3.3B, with weighted average rate of 4.5% and 5.8 years to maturity Investment grade rating from Standard & Poor's and Moody's Fixed charge coverage of 2.06x Unencumbered pool of $3.2B, historical cost basis

14 Debt Maturities as of September 30, 2009 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Thereafter Fannie Mae Facilities - - 50 175 35 - - 40 305 225 293 Medium Term Notes - 50 - 100 123 313 175 83 - - 16 Mortgage - 68 69 67 37 66 18 63 71 - - Convertible Notes - - 288 - - - - - - - - Construction Loans - - 129 46 67 - - - - - Term Loans - 240 - - - - - - - - - Tax Exempt - - - - - - - - - - 40 Line of Credit - - - 25 - - - - - - - Percent of Total Debt - 11% 16% 13% 8% 12% 6% 6% 11% 7% 11% Secured - 19% 46% 70% 53% 17% 9% 55% 100% 100% 96% Unsecured - 81% 54% 30% 47% 83% 91% 45% - - 4% Fixed Rate - $317.5 $364.4 $371.4 $158.0 $378.6 $175.2 $83.3 $250.5 $224.8 $225.9 Rate - 3.9% 4.2% 5.4% 6.1% 5.3% 5.3% 5.3% 5.7% 4.8% 5.4% Floating Rate - $40.0 $6.5 $42.0 $104.1 - $17.5 $102.7 $125.0 - $123.4 Rate - 1.1% 1.1% 1.3% 2.5% - 2.1% 2.6% 0.9% - 2.7% 1. Assumes all available extensions are executed. 2. Included in fixed rate debt are variable rate debt instruments that have been fixed using interest rate swaps and can be reported as fixed rate debt under hedge accounting.

15 Updated Guidance Low High Original 2009 FFO Guidance per Share $1.23) $1.35) Income Tax Benefit (0.04) (0.04) Debt Tender Offer - $35M of 2014 8.5% Issuance (0.02) (0.02) Equity Loss on Unconsolidated JV (0.10) (0.10) Change in Forecasted Debt Repurchases 0.05) (0.01) Better Than Originally Forecasted NOI 0.04) 0.01) Updated 2009 FFO Guidance per Share $1.16) $1.19) Reported YTD FFO (through Q3 2009) (0.90) (0.90) Implied Q4 2009 FFO Guidance per Share $0.26) $0.29) Full Year 2009 Full Year 2009 Actual YTD Through Q3 Current Updated Actual YTD Through Q3 Same-Store: Revenue (1.0%) - (3.0%) (1.5%) - (2.5%) (1.3%) Expense 1.5% - 2.0% 0% - (1.0%) (1.7%) NOI (3.0%) - (5.0%) (2.0%) - (3.0%) (1.0%)

Positively Levered to the Economic Recovery Average leases of 10 months allow for adjusting cash flow as economy improves High portfolio occupancy supports rising rental rates as demand turns Technology platform designed to "talk to target market" and take market share Development pipeline meaningfully contributes NOI in 2H 2010 and full year 2011 Balance sheet provides capacity to fund business model and capital needs through 2011 Fixed rate debt provides hedge against inflation Established operating platform allows for future growth 16 The Carriage Homes at Wyndham, Glen Allen, VA 2000 Post, San Francisco Tierra del Rey, Marina del Rey, CA

Forward-Looking Statement Certain statements made in this presentation may constitute "forward-looking statements." The words "expect," "intend," "believe," "anticipate," "likely," "will" and similar expressions generally identify forward-looking statements. These forward-looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of inflation/deflation on rental rates and property operating expenses, expectations concerning availability of capital and the stabilization of the capital markets, the impact of competition and competitive pricing, acquisitions or new developments not achieving anticipated results, delays in completing developments and lease-ups on schedule, expectations on job growth, home affordability and demand/supply ratio for multifamily housing, expectations concerning development and redevelopment activities, expectations on occupancy levels, expectations concerning the Vitruvian Park project, expectations that automation will help grow net operating income, expectations on post-renovated stabilized annual operating income, expectations on annualized net operating income and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time, including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. Actual results may differ materially from those described in the forward-looking statements. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this presentation, and the Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company's expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by law. This presentation and these forward-looking statements include UDR's analysis and conclusions based in part on third party data and reflect UDR's judgment as of the date of these materials. UDR assumes no obligation to revise or update to reflect future events or circumstances.

18 FFO Guidance Reconciliation per Share Low High Implied Q4 2009 Net (Loss)/Income Attributable to UDR, Inc. ($0.23) ($0.20) Conversion to GAAP Share Count 0.02 0.02 Real Estate Depreciation and Amortization 0.44 0.44 Non-Controlling Interest 0.01 0.01 Distribution to Preferred Stockholders 0.01 0.01 Amortization of Convertible Debt Premium 0.01 0.01 Implied Q4 2009 FFO Guidance per Share $0.26 $0.29 FFO is defined as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable property, premiums or original issuance costs associated with preferred stock redemptions, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. This definition conforms with the National Association of Real Estate Investment Trust's definition issued in April 2002. UDR considers FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flows as a measure of UDR's activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs.

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